Exhibit 10.3

SEVENTH AMENDMENT TO LEASE AGREEMENT

This SEVENTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into by and between Ironwood Apartments, Inc., as successor to Metropolitan Federal Savings and Loan Association (“Landlord”) and Targeted Genetics Corporation (“Tenant”).

Landlord and Tenant are parties to that certain Olive Way Building Lease dated November 20, 1992, as modified by that certain First Amendment to Olive Way Building Lease dated December 10, 1994, that certain Second Amendment to Lease Agreement executed on June 12, 1996 and May 22, 1996, that certain Third Amendment to Lease Agreement dated October 30, 1998, that certain Fourth Amendment to Lease Agreement dated February 5, 2001, that certain Fifth Amendment to Lease Agreement dated June 20, 2003, and that certain Sixth Amendment to Lease Agreement dated November 7, 2003 (as modified, the “Lease”).

Section 4.02 of the Lease grants to Tenant three (3) options to extend the Lease term for five (5) years each. Tenant has exercised the first and second of these three options, leaving one final option remaining. The purpose of this Amendment is to modify the Lease to reflect the exercise Tenant’s final option to extend the Lease term.

Landlord and Tenant do hereby amend the Lease as follows:

1. EXTENSION. The term of the Lease is hereby extended for an additional 60 months to April 1, 2014. The rent for the extended term is set forth in Section 6.04 of the Lease.

2. NO OTHER AMENDMENTS. Except as modified by this Amendment and by the Amendments referenced above, the Lease remains in full force and effect and has not been modified or amended.

DATED: December 30, 2008.

LANDLORD:

IRONWOOD APARTMENTS, INC., a Washington corporation

By:	/s/ John Stone
John Stone, President

TENANT:

TARGETED GENETICS CORPORATION

By:	/s/ David J. Poston
Printed Name:	David J. Poston
Its:	Vice President, CFO

STATE OF WASHINGTON	)
) ss.
COUNTY OF SPOKANE	)

I certify that I know or have satisfactory evidence that John Stone is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of Ironwood Apartments, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

Dated: January 7, 2009.

/s/ A.C.R. Miller
(Signature of Notary Public)

A.C.R. Miller
(Printed Name of Notary Public)

My Appointment expires 02/24/12

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that David J. Poston is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of Targeted Genetics Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

Dated: 12/30/08.

/s/ Beverly J. Eckert
(Signature of Notary Public)

Beverly J. Eckert
(Printed Name of Notary Public)

My Appointment expires 3/19/09